UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2021

MIND Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13490	76-0210849
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2002 Timberloch Place, Suite 400
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-353-4475

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.01 par value per share	MIND	The NASDAQ Stock Market LLC
Series A preferred Stock - $1.00 par value per share	MINDP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.         Results of Operations and Financial Condition.

On November 22, 2021, MIND Technology, Inc., a Delaware corporation (the “Company”) issued a press release which contained, among other things, an announcement of the Company’s preliminary financial results for the quarter ended October 31, 2021 (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K.

The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act.

Item 7.01.         Regulation FD Disclosure.

The information set forth under Item 2.02 above regarding the Company’s preliminary financial results and the Press Release is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Many of the statements included or incorporated in this Current Report on Form 8-K and the furnished exhibits constitute “forward-looking statements.” In particular, they include statements relating to future actions, strategies, future operating and financial performance, and the Company’s future financial results. These forward-looking statements are based on current expectations and projections about future events. Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of the Company may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, factors described from time to time in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein).

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits.

Number	Description

99.1	Press Release issued by MIND Technology, Inc. on November 22, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIND Technology, Inc.

November 22, 2021	By:	/s/ Robert P. Capps

Name: Robert P. Capps
Title: President and Chief Executive Officer